Exhibit 10

                               ADVISORY AGREEMENT

         THIS ADVISORY AGREEMENT ( the "Agreement") is made this 1st day of April 1999, by and between CyberAmerica Corporation ("Advisor") and Richard D. Surber (the "Client").

         WHEREAS, the Client desires to retain Advisor to advise and assist the Client in financial and corporate consulting on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Client and Advisor agree as follows:

1.       Engagement

         The Client hereby retains Advisor, effective as of the date hereof ( the "Effective Date") and continuing until termination, as provided herein, to assist the Client with performing general corporate tasks and other items that the Client needs assistance with, the Advisor will additionally provide advice in dealing with corporate and client issues (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Advisor's officers or others employed or retained and under the direction of Advisor ("Advisor's Personnel").

2.       Term

         This Agreement shall have an initial term of nine (9) months (the "Primary Term"), commencing with the Effective Date.

3.       Time and Effort of Advisor

         Advisor shall allocate time and Advisor's Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Client shall be conclusive evidence that the Services have been performed. Additionally, in the absence of willful misfeasance, bad faith, negligence or reckless disregard for the obligations or duties hereunder by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Client for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Client as a result of advice provided by Advisor or Advisors's Personnel.

4.       Compensation

         The Client agrees to pay Advisor a fee for the Services ("Advisory Fee") of Two Hundred Fifty Thousand Dollars ($250,000).

5.       Place of Services

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         The Services provided by Advisor or Advisor's  Personnel hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Client.

6.       Independent Contractor

         Advisor and Advisor's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Client. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreements on behalf of the Client. The Client expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any Business Opportunity.

7.       No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Client and Advisor, or employee and employer as between Advisor's Personnel and the Client.

8.       Termination

         The Client and Advisor may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
         (30) days written notice under the following conditions:

         (A)      By the Client.
                  -------------

               (i) If during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or,

               (ii) If  Advisor  willfully   breaches  or  neglects  the  duties
                    required to be performed hereunder; or,

         (B)      By Advisor.
                  -----------

               (i) If the Client breaches this Agreement or fails to make any payments or provide information required hereunder; or,


               (ii) If the Client  ceases  business or, other than in an Initial
                    Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this

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                    Agreement,  or  sells  substantially  all of its  assets  to another corporation, entity or individual outside of the scope of this Agreement; or,

               (iii)If the  Client  subsequent  to the  execution  hereof  has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of business, including but not limited to the obligation to pay the Initial Fee, the Transaction fee, or the Advisory Fee; or,

               (iv) If the Client subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization or rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

               (v) If any of the disclosures made herein or subsequent hereto by the Client to Advisor is determined to be materially false or misleading.

         In the event Advisor elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Client for the reasons set forth in A(i) and (ii) above, the Client shall only be responsible to pay Advisor for unreimbursed expenses, Advisory Fee and Transaction Fee accrued up to and including the effective date of termination. If this Agreement is terminated by the Client for any other reason, or by Advisor for reasons set forth in B(i) through (v) above, Advisor shall be entitled to any outstanding unpaid portion of reimbursable expenses, Transaction Fee, if any, and the balance of the Advisory Fee for the remainder of the unexpired portion of the applicable term (Primary Term or Extension Period) of the Agreement.

9.       Indemnification

         Subject to the provisions herein, the Client and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

10.      Remedies

         Advisor and the Client acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

11.      Miscellaneous

         (A) Subsequent Events. Advisor and the Client each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

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         (B)      Amendment.  This  Agreement  may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

         (E) Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

         (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepaid, provided that the communication is addressed:

                  (i)        In the case of the Client:

                                       Richard D. Surber
                                       268 West 400 South
                                       Suite 300
                                       Salt Lake City, Utah 84101
                                       Telephone:        (801) 575-8073
                                       Telefax:          (801) 575-8092



                  (ii)       In the case of Advisor:

                                       CyberAmerica Corporation
                                       268 West  400 South
                                       Suite 300
                                       Salt Lake City, Utah  84101
                                       Telephone:        (801) 575-8073
                                       Telefax:          (801) 575-8092
                                       Attention: Gerald Einhorn, Vice President

         or to such other person or address designated in writing by the Client or Advisor to receive notice.

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          (G)  Headings.  The section and subsection  headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (H) Governing Law. This Agreement was negotiated and is being contracted for in Utah, and shall be governed by the laws of the State of Utah, and the United States of America, notwithstanding any conflict-of-law provision to the contrary.

          (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

          (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

          (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

          (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

          (M) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

         The "Client"                                  "Advisor"
         Richard D. Surber                    CyberAmerica Corporation

         By:   /s/ Richard D. Surber          By:   /s/ Gerald Einhorn
              ------------------------            ---------------------
                                                   Name: Gerald Einhorn
                                                   Title:   Vice President

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